Other Income	12 Months Ended
Mar. 31, 2026
Other Income [Abstract]
Other income

15. Other income

During the year ended, March 31, 2026, the Company received a research and development rebate of AUD $441,732 ($292,247) (March 31, 2025 - $nil and March 31, 2024 - AUD $1,336,622 ($879,344)) from the Australian Taxation office. The Company benefits from the Australian Federal Government’s Research & Development tax incentive program, which provides up to a 43.5% rebate on research and development expenses in Australia.

This rebate represents a government grant aimed at supporting research and development activities. Therefore, in accordance with IAS 20, Accounting for Governmental Grants and Disclosure of Government Assistance, the grant is recognized as income when there is a reasonable assurance that the grant will be received and that the Company will comply with the conditions attached to it. These conditions were satisfied when the Company received the rebates.